Related Party Transactions	12 Months Ended
Dec. 31, 2024
Related Party Transactions [Abstract]
Related Party Transactions	Related Party Transactions
The Company sells products to Forbidden Planet, a U.K. retailer through its wholly owned subsidiary Funko UK, Ltd. One of the investors in Forbidden Planet is an employee of Funko UK, Ltd. and an executive officer. For the years ended December 31, 2024, 2023 and 2022, the Company recorded approximately $3.1 million, $2.5 million and $1.6 million, respectively, in net sales from business with Forbidden Planet. At December 31, 2024 and 2023, accounts receivable from Forbidden Planet were $0.4 million and $0.5 million on the consolidated balance sheets, respectively.